THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities

Lincoln ChoicePlusSM Suite, Lincoln ChoicePlusSM II Suite
Lincoln ChoicePlusSM Assurance Suite, Lincoln ChoicePlusSM Design
Supplement dated June 16, 2011 to the Prospectus dated May 1, 2011

Lincoln ChoicePlusSM Rollover
Supplement dated June 16, 2011 to the Prospectus dated May 11, 2011

Lincoln ChoicePlusSM Signature
Supplement dated June 16, 2011 to the Prospectus dated April 29, 2011

This Supplement to your Lincoln ChoicePlusSM prospectus outlines changes to the fees and expenses for certain investment options under your variable annuity contract. All other provisions outlined in your variable annuity prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

We have been advised by the Lincoln Variable Insurance Products Trust (“LVIP”) that the fees for certain LVIP funds as presented in your latest prospectus are incorrect. The following chart sets forth the correct fees for those funds.  The fees and expenses for all other funds in your variable annuity contract remain unchanged.

The following table shows the estimated expenses of each fund (as a percentage of each fund’s average net assets):

	Management Fees (before any waivers/ reimburse-ments) +	12b-1 Fees (before any waivers/ reimburse-ments) +	Other Expenses (before any waivers/ reimburse-ments) +	Acquired Fund Fees and Expenses =	Total Expenses (before any waivers/ reimburse-ments)	Total Contractual waivers/ reimburse-ments (if any)	Total Expenses (after any waivers/ reimburse-ments)
LVIP SSgA Global Tactical Allocation Fund (Service Class) 1	0.25%	0.25%	0.14%	0.36%	1.00%
LVIP SSgA Conservative Index Allocation Fund (Service Class) 2,3	0.25%	0.25%	0.50%	0.39%	1.39%	-0.55%	0.84%
LVIP SSgA Conservative Structured Allocation Fund (Service Class) 2,3	0.25%	0.25%	0.18%	0.40%	1.08%	-0.23%	0.85%
LVIP SSgA Moderate Index Allocation Fund (Service Class) 2,3	0.25%	0.25%	0.27%	0.39%	1.16%	-0.32%	0.84%
LVIP SSgA Moderate Structured Allocation Fund (Service Class) 2,3	0.25%	0.25%	0.07%	0.41%	0.98%	-0.12%	0.86

	Management Fees (before any waivers/ reimburse-ments) +	12b-1 Fees (before any waivers/ reimburse-ments) +	Other Expenses (before any waivers/ reimburse-ments) +	Acquired Fund Fees and Expenses =	Total Expenses (before any waivers/ reimburse-ments)	Total Contractual waivers/ reimburse-ments (if any)	Total Expenses (after any waivers/ reimburse-ments)
LVIP SSgA Moderately Aggressive Index Allocation Fund (Service Class) 2,3	0.25%	0.25%	0.21%	0.42%	1.13%	-0.26%	0.87%
LVIP SSgA Moderately Aggressive Structured Allocation Fund (Service Class) 2,3	0.25%	0.25%	0.10%	0.43%	1.03%	-0.15%	0.88%
1The fee table has been restated to reflect the fees and expenses of the fund as a result of fund strategy changes effective July 30, 2010.
2”Other Expenses” are based on estimated amounts for the current fiscal year.
3Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012. LIA has also contractually agreed to reimburse the fund’s Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets. The agreement will continue at least through April 30, 2012.

Lincoln ChoicePlusSM Assurance Bonus

This section is applicable to Lincoln ChoicePlusSM Assurance Bonus contractowners only.

The second paragraph of the i4LIFE® Advantage Guaranteed Income Benefit Charge should read as follows:

Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge. If you elect the joint life option, the charge for the Guaranteed Income Benefit (version 4) which is purchased with i4LIFE® Advantage will be subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE® Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.75% for the i4LIFE® Advantage Account Value death benefit; 2.80% for the i4LIFE® Advantage Guarantee of Principal death benefit; and 3.05% for the i4LIFE® Advantage EGMDB.

Please retain this Supplement for future reference.